================================================================================

                                                                 Exhibit Index
                                                                    on Page 4

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                               -------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               -------------------


       Date of Report (Date of earliest event reported): January 29, 1998


                               PROSOURCE, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                     0-21677                   65-0335019
----------------------------      --------------          -------------------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)          Identification No.)

1500 San Remo Address, Coral Gables, Florida                     33146
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (305) 740-1000

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

Item 1.     Changes in Control of Registrant.

            (b) Onex DHC LLC, Onex  OMI LLC, ProSource Executive Investco
            LLC, and Onex Ohio LLC (collectively, the "Stockholders") have entered into a Voting Agreement, dated as of January 29, 1998 (the "Voting Agreement"), with AmeriServe Food Distribution, Inc. ("Parent") and Steamboat Acquisition Corp. ("Merger Sub"). Pursuant to the Voting Agreement, the Stockholders have each agreed to vote their shares of Common Stock in favor of the Merger (as defined below) and the approval of the Merger Agreement (as defined below) and against any transaction which is inconsistent therewith, granted Merger Sub their irrevocable proxy to vote their shares of Common Stock in such manner and agreed to certain restrictions on transfer of their shares of Common Stock. In addition, pursuant to the Voting Agreement, the Stockholders have each granted to Merger Sub an option to purchase their shares of Common Stock for a purchase price of $15.00 per share in the event that the Merger Agreement is terminated (other than a termination upon mutual consent or a termination by Registrant based on an actual material breach by the Parent of its obligations under the Merger Agreement). The Voting Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 5.     Other Events.

            On January 29, 1998, Parent, Merger Sub and the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") under which they have agreed that, subject to satisfaction of the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Registrant (the "Merger") and under which, in connection with the Merger, each outstanding share of Registrant's Class A common stock, par value $.01 per share, and Class B common stock, par value $.01 per share, will be converted into the right to receive $15.00 per share.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of January 29, 1998, by and among the Registrant, Parent and Merger Sub.

            10.1 Voting Agreement, dated as of January 29, 1998, among Stockholders, Parent and Merger Sub

            99.1  Press Release dated January 30, 1998.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PROSOURCE, INC.



Date: January 29, 1998                    /s/ David R. Parker
                                          -----------------------------
                                          Name: David R. Parker
                                          Title:Authorized Signatory

                                  EXHIBIT INDEX



Exhibit No.   Exhibit                                              Page No.
-----------   -------                                              --------
2.1           Agreement and Plan of Merger, dated as of
              January 29, 1998, by and among the Registrant, Parent and Merger Sub.

10.1 Voting Agreement, dated as of January 29, 1998, among Stockholders, Parent and Merger Sub.

99.1          Press Release dated January 30, 1998.